UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2013

AV Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-178789	33-1222799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East 68th Street, Suite 204
New York, NY 10065
(Address of principal executive offices) (zip code)

917-497-5523
 (Registrant's telephone number, including area code)

Copies to:
Darrin M. Ocasio, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A of AV Therapeutics, Inc. (formerly known as Merica Corp.) (the “Company”) amends the Current Report on Form 8-K filed by the Company on December 17, 2013, solely to file Exhibit 16. Accordingly, this Current Report on Form 8-K/A consists solely of the facing page, this explanatory note, the signature page, and the exhibit filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16	Letter from Weinberg & Baer LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV THERAPEUTICS, INC.

Dated: December 27, 2013	By:	/s/ Abraham Mittelman
Name: Abraham Mittelman
Title: Chief Executive Officer